Adrenaverse Prodrug Platform Investor Day September 27, 2024

Disclaimer 2 © 2024 Aquestive Therapeutics, Inc. This presentation and the accompanying oral commentary have been prepared by Aquestive Therapeutics, Inc. (“Aquestive”, the “Company”, “our” or “us”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (epinephrine) Sublingual Film through clinical development and approval by the U.S. Food and Drug Administration (FDA), including the timing of submission of supporting and pediatric clinical studies, holding a pre-New Drug Application (NDA) meeting with the FDA and filing the NDA for Anaphylm with the FDA, and the following launch of Anaphylm, if approved by the FDA; that the results of the Company’s clinical studies for Anaphylm are sufficient to support submission of the NDA for approval of Anaphylm by the FDA; that Anaphylm will be the first and only oral administration of epinephrine and accepted as an alternative to existing standards of care, if Anaphylm is approved by the FDA; the advancement and related timing of our product candidate Libervant (diazepam) Buccal Film for the indicated epilepsy patient population aged between six and eleven years through clinical development and FDA regulatory approval and the following launch of Libervant for this patient population if approved by the FDA; the approval for U.S. market access of Libervant for the labeled patient population aged six years and older and overcoming the orphan drug market exclusivity of an FDA approved nasal spray product of another company extending to January 2027 for these epilepsy patients six years of age and older; the advancement, growth and related timing of our Adrenaverse pipeline of epinephrine prodrug product candidates, including AQST-108 (epinephrine) Topical Gel (and potential alternative indications), through clinical development including design and timing of clinical studies including those necessary to support the targeted indication of Alopecia areata for AQST-108, and holding a pre-investigational new drug application meeting (IND) with the FDA, and the following launch of AQST-108, if approved by the FDA; the commercial opportunity of Libervant, Anaphylm, AQST-108 and our other product candidates, including potential revenues (including projected peak annual sales) generated from commercialization of these products and product candidates should these product candidates be approved by the FDA; our ability to price AQST-108 competitively and to leverage our commercial, distribution and manufacturing capabilities and infrastructure for AQST-108 and other product candidates, if approved by the FDA; the potential growth of our patent portfolio including the extension of patent protection for AQST-108 should the pending patents be approved by the U.S. Patent and Trademark Office (PTO); the potential benefits our products and product candidates could bring to patients; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm (including for pediatric patients), AQST-108, and the Company's other product candidates; risks associated with the Company’s distribution work for Libervant, including any delays or changes to the timing, cost and success of Company's distribution activities and expansion of market access to patients aged two to five for Libervant; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the filing of the respective NDAs, including for Anaphylm, AQST-108, Libervant for patients aged between six and eleven and other product candidates, or failure to receive FDA approval at all of any of these product candidates; risk of the Company’s ability to generate sufficient clinical data for approval of our product candidates, including with respect to our PK/PD comparability submission for FDA approval of Anaphylm; risk of the Company’s ability to address the FDA’s comments on the Company’s future clinical trials and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of the success of any competing products; risk that we may not overcome the seven year orphan drug market exclusivity granted by the FDA for the approved nasal spray product of another company in the U.S. in order for Libervant to be granted U.S. market access for patients aged six years and older until the expiration of the orphan drug market exclusivity period of the nasal spray product due to expire in January 2027, or for other reasons; risk of loss of U.S. market approval of Libervant for patients aged between two and five resulting from a legal challenge relating to U.S. orphan drug market exclusivity by the owner of the approved nasal spray product with respect to the FDA’s approval for U.S. market access of Libervant for this pediatric patient population, or for other reasons; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a sales and marketing capability for commercialization of our product Libervant and other product candidates, including Anaphylm and AQST-108; risk of sufficient capital and cash resources, including sufficient access to available debt and equity financing, including under our ATM facility and the Lincoln Park Purchase Agreement, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund commercialization activities relating to Libervant for patients between two and five years of age and to fund future clinical development and commercial activities for our product candidates, including Anaphylm, AQST-108 and Libervant for patients aged between six and eleven, should these product candidates be approved by the FDA, and for Libervant patients of six years and older upon expiration of the orphan drug marketing exclusivity period of the nasal spray product; risk that our manufacturing capabilities will be sufficient to support demand for Libervant for patients between two and five years of age and for older patients, should Libervant receive U.S. market access for these older patients, and for demand for our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® and risk as a sunsetting product, which accounts for the substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance in the U.S. and abroad of Libervant for epilepsy patients between two and five years of age, and for older epilepsy patients if approved for U.S. market access and after the expiration of the orphan drug market exclusivity period in January 2027; risk of the rate and degree of market acceptance in the U.S. and abroad of Libervant and Anaphylm, AQST-108 and our other product candidates, should these product candidates be approved by the FDA, and for our licensed products in the U.S. and abroad; risk of the success of any competing products including generics; risk of the size and growth of our product markets; risk of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm and AQST-108, will not be timely issued, or issued at all, by the PTO; risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and products candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against Aquestive including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and rising interest rates; risks related to the impact of the COVID-19 global pandemic and other pandemic diseases on our business, including with respect to our clinical trials and the site initiation, patient enrollment and timing and adequacy of those clinical trials, regulatory submissions and regulatory reviews and approvals of our product candidates, availability of pharmaceutical ingredients and other raw materials used in our products and product candidates, supply chain, manufacture and distribution of our products and product candidates; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other uncertainties affecting us including those described in the "Risk Factors" section and in other sections included in the Company’s 2023 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.

Today’s agenda Topic Presenters Introductions and company overview Dan Barber Chief Executive Officer Aquestive Therapeutics Scientific overview of adrenergic receptors J. David Farrar, PhD Associate Professor Immunology/Molecular Biology UT Southwestern Medical Center AdrenaverseTM prodrug platform capabilities Steve Wargacki, PhD Chief Science Officer Aquestive Therapeutics AQST 108 (epinephrine) Topical Gel indication and clinical program overview Carl Kraus, MD Chief Medical Officer Aquestive Therapeutics Market opportunity Dan Barber Chief Executive Officer Aquestive Therapeutics Q&A and Closing Remarks ® 3

Drug delivery technologies

PharmFilm®




Aquestive

Adrenaverse™ Prodrug Platform

Adrenaverse platform contains a library of over 20 epinephrine prodrugs *that demonstrate control of absorption and conversion rates across a variety of dosage forms and delivery sites, including allergy, topical (dermatological), and more.*

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Aquestive®

Diversified pipeline 5 1. Annual revenue includes revenue for patients 12 and up after launch in 2027. 2. Aquestive Therapeutics data on file.

Growth plan 6 1. Assumes satisfaction of all predetermined clinical endpoints and approved by U.S. Food and Drug Administration (FDA). 2. Estimate is based on an orphan drug market exclusivity block until January of 2027 by an FDA approved nasal spray product. 20261 Launch Anaphylm2024 Launch Libervant (ages 2 to 5) 2028+1 Launch AQST-108 2027 Launch Libervant (ages 12 and up) 2 Launch Libervant (ages 6 to 11)1

Anaphylm (epinephrine) Sublingual Film + + Easy To Carry Easy To Administer Works Quickly1 7 1. Aquestive Therapeutics data on file. Anaphylm is the first and only non-device based, orally delivered epinephrine product candidate

Anaphylm is fast-acting and well-tolerated, with a safety profile comparable to standard of care (SOC)1 8 1 2 3 Rapid absorption as demonstrated by: Consistent pharmacokinetics (PK) demonstrated across 5 administration procedures: Consistent time to peak drug concentration (Tmax) of 12-15 minutes Onset of pharmacodynamics (PD) effects within 2-5 minutes Adverse events (AE’s) were generally mild, all were transient and resolved without intervention Performed consistently in the presence of food (clinically), drink, temperature, and local swelling (non-clinically) Same peak concentration levels as autoinjectors of epinephrine 1. Aquestive Therapeutics data on file. Safety and tolerability:

Expected clinical timeline for Anaphlym 9 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Temperature/pH Study Completed Oral Allergy Syndrome (OAS) Study Self-Administration Study Completed Pre-NDA Meeting File NDA Pediatric Study

Our thesis (the big idea) 10 Human Skin Structure • The utility of exogeneous epinephrine for the treatment of medical conditions has been limited due to the molecule’s five- minute half-life as well as poor absorption capabilities¹ • Aquestive’s Adrenaverse technology unlocks the potential of epinephrine by addressing both problems² 1. Jeong, W.Y., Kwon, M., Choi, H.E. et al. Recent advances in transdermal drug delivery systems: a review. Biomater Res 25, 24 (2021). 2. Aquestive Therapeutics data on file.

Scientific Overview of Adrenergic Receptors Dr. J. David Farrar

J. David Farrar, PhD • Associate Professor • UT Southwestern Medical Center, Dallas, TX • PhD in Immunology • 53 Publications with >4000 citations • Specializes in neural regulation of immune function

13 Adrenaline (Epinephrine) Noradrenaline (Norepinephrine) Physiological Regulation • Digestion • Body temperature • Blood pressure • Heart rate • Breathing • “Fight or Flight” response Effects on Immune Cells • Pathogen recognition • Antibody production • Immune cell trafficking • General immune suppression Epinephrine and Norepinephrine regulate key biological functions Secreted predominantly by the adrenal gland Secreted by sympathetic nerve fibers that innervate peripheral tissues

14 Effects on Immune Cells • Pathogen recognition • Antibody production • Immune cell trafficking • General immune suppression Signaling through the adrenergic receptor suppresses a variety of inflammatory processes¹ Innate immune cells • Macrophages • Neutrophils • Mast cells • Dendritic cells • Natural Killer (NK) cells Adaptive immune cells • T cells • NK T cells • B cells 1. Didem Ağac, Michelle A. Gill and J. David Farrar, “Adrenergic Signaling at that Interface of Allergic Asthma and Viral Infections”, Frontiers in Immunology, April 11, 2018; 9:736. doi: 10.3389/fimmu.2018.00736. PMID: 29696025; PMCID: PMC5904268.,

15 Effects on Immune Cells • Pathogen recognition • Antibody production • Immune cell trafficking • General immune suppression Epinephrine is a potent inhibitor of inflammatory cytokines in humans Epinephrine inhibits endotoxin-induced IL- 1beta production; roles of tumor necrosis factor – alpha and IL-101 • Decreased serum concentrations of IL-1beta in septic patients following treatment with epinephrine • Similar effects seen with other inflammatory cytokines • Epinephrine increases serum concentrations of the anti-inflammatory cytokine, IL-10 1. Van Der Poll and Lowry, Am J Physiol., 1997, 273:R1829-R2137.

16 Effects on Immune Cells • Pathogen recognition • Antibody production • Immune cell trafficking • General immune suppression Epinephrine is a potent inhibitor of inflammatory cytokines in mouse models¹ The β2-adrenergic receptor controls inflammation by driving rapid IL-10 secretion Norepinephrine (NE) potently suppresses TNFa while inducing rapid IL-10 secretion 1. Brain, Behav. Immun., 2018, Didem Agac, Leonardo D. Estrada, Robert Maples, Lora V. Hooper, J. David Farrar.

17 Effects on Immune Cells • Pathogen recognition • Antibody production • Immune cell trafficking • General immune suppression Adrenergic receptor beta 2 (ADRB2)-mediated suppression of inflammation Adrenergic regulation of immune cell function and inflammation1 1. Drashya Sharma, J. David Farrar , Seminars in Immunopathology (2020) 42:709-717; https://doi.org/10.1007/s00281-020-00829-6. Unlike JAK inhibitors, which temporarily block inflammatory cytokine signaling, adrenergic signaling converts an inflammatory environment to an anti-inflammatory pathway.

18 Effects on Immune Cells • Pathogen recognition • Antibody production • Immune cell trafficking • General immune suppression Key takeaways • Epinephrine and Norepinephrine are natural immune modulators that act both systemically and locally to inhibit the magnitude of normal inflammation • Pharmacological application of epinephrine inhibits inflammatory activities of both innate and adaptive arms of the immune system

Stephen Wargacki, Ph.D. Chief Science Officer Adrenaverse Prodrug Platform R&D Overview

20 Stephen Wargacki, PhD Chief Science Officer • PhD, Polymer Chemistry University of Tennessee • Postdoctoral Fellow Air Force Research Laboratory • 15+ years experience in alternative drug delivery • 29 publications (414 citations) • 122 patents/applications (26 patent families)

Adrenaverse : A robust and versatile prodrug platform Drug bounded to another molecule for improved properties Aquestive’s topical platform allows for: • Simple fast drying formulations • Ability to accommodate single or multiple prodrugs • Ability to include additional components without impacting performance • Robust stability through six months accelerated conditions 21 Drug released by metabolic processes Conversion Absorption Safety Allows for different critical profiles of key properties Enables the development of patient centric formulations tailored to the needs of the indication Adrenaverse consists of over 20 identified prodrug compounds

Non-clinical results (pharmacokinetics in rat ears)¹ Drug bounded to another molecule for improved properties Drug released by metabolic processes 22 0 50000 100000 150000 200000 250000 300000 350000 1% 2.50% Ep in ep hr in e (n g/ g) AQST-108 Conc. (wt%) Epinephrine exposure after application to rat ears 30 minutes 60 minutes 0 50000 100000 150000 200000 250000 1% 2.50% Pr od ru g (n g/ g) AQST-108 Conc. (wt%) Prodrug exposure after application to rat ears 30 minutes 60 minutes AQST-108 (epinephrine) Topical Gel demonstrates significant local absorption for over one hour without systemic exposure 1. Aquestive Therapeutics data on file.

Non-clinical pharmacokinetic (PK) results in minipigs¹ Drug bounded to another molecule for improved properties Drug released by metabolic processes 23 0 1000 2000 3000 4000 0 1 2 3 4 5 6 7 Co nc en tra tio n (n g/ g) time (hours) Tissue concentrations of AQST-108 in the dermis of minipigs Epinephrine Dipivefrin 0 1000 2000 3000 4000 5000 6000 0 1 2 3 4 5 6 7 Co nc en tra tio n (n g/ g) time (hours) Tissue concentrations of AQST-108 in the epidermis of minipigs Epinephrine Dipivefrin 2.5% topical gel applied at 30mg/cm2 7, 10, and 12% Body Surface Area (BSA) coverage² Co nc en tra tio n (n g/ g) Results show high exposure in both dermis and epidermis lasting > 6 hours and no systemic exposure even at high body surface area coverage 1. Aquestive Therapeutics data on file. 2. Single (2.5hr) timepoint detected systemic 108 at 12.5% BSA.

Non-clinical results - passive cutaneous anaphylaxis in rat ears[1]

AQST-108 resolves cutaneous anaphylaxis in rat ears, preventing dye profusion

Group 1: Naive | Group 2: Placebo | Group 3: Test item 1% | Group 4: Test item 2.5% | Group 5: Desloratadine



- N=10 rats per group (except N=5, naïve control) were given either topical application of: Placebo, 1% or 2.5% AQST-108 was applied, high dose oral histamine (desloratadine) as positive control
- Injection of 2,4-dinitrophenol (DNP), an immunoglobulin E (IgE) specific antibody, which induces mast cell degranulation releasing histamine and proinflammatory cytokines
- Evans Blue dye was also injected to observe increased capillary profusion (see chart)


Evans blue quantification
Evans blue concentration (ng/mL)
20000
15000
10000
5000
0
****
Naive
placebo 0%
Test item 1%
Test item 2.5%
Desloratadine

1. Aquestive Therapeutics data on file.

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Aquestive

Ex-Vivo human skin microdialysis Vehicle + PBS 2.5% AQST-108 + PBS 10% AQST-108 + PBS Vehicle + anti-IgE 2.5% AQST-108 + anti-IgE 10% AQST-108 + anti-IgE Ex vivo skin explant with sampling lanes 1– 6 1 2 3 4 5 6 25 Design: Freshly excised human skin used for microdialysis of interstitial fluid across multiple treatment groups¹ 1. Aquestive Therapeutics data on file.

Topical AQST-108 human skin microdialysis results¹ AQST-108 demonstrates that histamine release is inhibited through mast cell stabilization in ex-vivo human skin provoked with IgE antibodies 26 1. Aquestive Therapeutics data on file.

Cytokine analysis from passive cutaneous anaphylaxis (PCA) model¹ 27 AQST-108 demonstrates immunomodulation across multiple cytokines monitored in the PCA model. Graphs represent % cytokine presence during PCA relative to the naive state² 0% 50% 100% 150% 200% 250% KC-GRO placebo 1% 2.50% 0% 20% 40% 60% 80% 100% 120% 140% IL-6 % in cr ea se fr om n or m al st at e placebo 1% 2.50% 0% 10% 20% 30% 40% 50% 60% 70% 80% TNF-α placebo 1% 2.50% 1. Aquestive Therapeutics data on file. 2. p<0.01compared to Placebo; Utilized One way ANOVA; Dunnett’s test for multiple comparisons.

Modulation of NK cell activity¹ ritlecitinib³ cortisol 108 Inhibition (IC50) - NK cells 509nM 200nM 750nM 1. Aquestive Therapeutics data on file. 2. IC50 is a measurement of how much of a drug is needed to inhibit a biological process by half. 3. ritlecitnib IC50 extracted from FDA summary basis of approval for Litfulo , results shown are a cross-study comparison. AQST-108 suppressed NK cell activation across of range of concentrations exceeding the half-maximal inhibitory concentration (IC50) above a 750nM ² 28 0% 10% 20% 30% 40% 50% 60% A B C D E % in ac tiv e N K Ce lls Epinephrine/Prodrug Ratio’s In cr ea se d su pp re ss io n

AQST-108 patent applications potentially extending into 2046¹ 29 TITLE PATENT STATUS ENHANCED DELIVERY EPINEPHRINE COMPOSITIONS ► Priority date: May 5, 2016 ► Possible patent term to 2037 ENHANCED DELIVERY EPINEPHRINE AND PRODRUG COMPOSITIONS ► Priority date: May 4, 2017 ► Possible patent term to 2037 PRODRUG COMPOSITIONS AND METHODS OF TREATMENT ► Priority date: Late 2019 ► Possible patent term to 2040 TOPICAL DELIVERY OF EPINEPHRINE AND PRODRUG COMPOSITIONS ► Priority date: March 2025 ► Possible patent term to 2046 1. If the current patents applications are issued by the U.S. PTO, patent coverage would be extended to 2046.

Key takeaways 30 • AQST-108 non-clinical development demonstrates valuable proof points about absorption and conversion potentially resulting in durable local exposure in the skin without undesirable systemic exposure • Models successfully demonstrated desired pharmacology and immunomodulation that can be harnessed clinically and is patent- protected

Dr. Carl Kraus Chief Medical Officer AQST-108 (epinephrine) Topical Gel Initial Indication and Clinical Overview

32 Carl Kraus, MD Chief Medical Officer • M.D., Washington University in St. Louis • Residency, University of Chicago • Fellowship, National Institutes of Health • Clinical Reviewer, CDER, FDA • 18+ years experience in multiple therapeutic development programs from preclinical – Phase IV

The Human Protein Atlas: clues from receptor expression 33 1. Single cell type - ADRB2 - The Human Protein Atlas, ADRB2 – adrenergic receptor beta 2. In addition to high expression on skin tissue, ADRB2 has high expression on immune cells¹

Skin disorders potentially addressable by adrenergic receptor-mediated immune cell targeting



Granulocytes

- Mast cells – Cutaneous mastocytosis, MCAS[1], Alopecia areata
- Neutrophils – Chronic granulomatous disease, Leukocyte adhesion deficiencies



Natural Killer Cells

- Increased activity – Alopecia areata, Lupus, Rheumatoid Arthritis
- Decreased activity – Viral infections, proliferative diseases including cancers


Langerhans Cell

Langerhans Cells[2]

- Alopecia areata
- Langerhans cell histiocytosis – Skin manifestations are common and mimic other conditions



T-cells

- Cytotoxic – Autoimmune diseases (Alopecia areata), viral infections
- Helper – Atopic Dermatitis, mycobacterial infections, Asthma

1. MCAS – mast cell activation syndrome.

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Aquestive

Potential indications for Adrenaverse technology¹ 35 Skin Disorders Psoriasis Atopic Dermatitis Eczema Alopecia areata Vitiligo Mucosal Inflammation Inflammatory Bowel Disease Crohn’s disease COPD/asthma Tumors Tumor microenvironment Tumor associated macrophages Tumor associated bacteria 1. Not yet in development; assumes successful clinical development and approval by FDA.

Advancing medicines. Solving problems. Improving lives. Alopecia areata (AA) background¹ 36 1. UpToDate; NAAF.org; BioMedTracker; Benigno et al. A large cross-sectional survey study of the prevalence of AA in the US. 2020; Litfulo Pfizer HCP Page. SALT Evaluation; King et al. Defining severity in Alopecia areata: current perspectives and a multidimensional framework. 2022, accessed January 2024. • AA is an autoimmune disease leading to hair loss on the scalp, face, and in more severe cases, other body areas • The mechanisms leading to AA are multifactorial, including an autoimmune response that results in the loss of hair follicle immune privilege • The patient will begin treatment based on disease severity (> 50% involvement – JAK inhibitors; < 50% involvement – corticosteroids) Alopecia Areata (Patchy) Alopecia Totalis Alopecia Universalis ~91% ~5% ~4% Normal Anagen Hair Follicle Alopecia Areata Affected Hair Follicle Pr o -i n fl am m at o ry C yt o ki n es A n ti-in flam m ato ry C yto kin es Loss of immune privilege and immune cell recruitment and proliferation

Adrenergic receptor agonism may address early AA pathology[1]

Goal: restoration of immune privilege



Sebaceous gland
Epidermal melanocyte
Epidermis
Derma
Pro-inflammatory Cytokines
Anti-inflammatory Cytokines
Bulge
Bulb melanocyte
Papilla

Restore immune privilege and decrease immune cell recruitment and proliferation

Challenge: loss of immune privilege



Sebaceous gland
Epidermal melanocyte
Epidermis
Derma
Pro-inflammatory Cytokines
Anti-inflammatory Cytokines
Bulge
Bulb melanocyte
Papilla

Loss of immune privilege and immune cell recruitment and proliferation

1. Hair follicle immune privilege and its collapse in Alopecia areata - Bertolini - 2020 - Experimental Dermatology - Wiley Online Library.

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Aquestive

Completed first in human (FIH) two-part study[1]

Part 1 – single ascending doses of a single formulation of AQST-108

Part 2 – a single dose of 1 of 3 formulations of 1.0% AQST-108 single ascending dose
2.5% (n=4)
1.0% (n=4)
0.4% (n=4)
0.2% (n=4)
0.1% (n=4)
Formulation 16 (n=4)
Formulation 15 (n=4)
Formulation 9 (n=4)

Part 1 outcomes:
- No serious adverse events (SAE) or topical adverse events (AE)
- Calculated % AQST-108 in skin remained relatively consistent, between 9-14%
- No AQST-108 concentration in plasma observed
- Systemic epinephrine concentrations remained within normal physiologic range for all doses

1.0% AQST-108 strength down-selected to Part 2

Part 2 outcomes:
- No SAEs or topical AEs
- Calculated % AQST-108 in skin remained relatively consistent across formulations (11-12%)
- No AQST-108 concentration in plasma observed

1. Aquestive Therapeutics data on file.

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Aquestive

39 Phase 2a • N=48, 3 doses and placebo • 12 weeks • Trichoscopy evaluations and labs at baseline, 2, 4, 6, 8 & 12 weeks Objectives of Phase 2a Study Assess the safety and efficacy of AQST-108 in Alopecia areata patients following 12 weeks of treatment as determined by digital imagery (Canfield) Objectives of Phase 2b Study To evaluate the safety and efficacy of AQST-108 compared to placebo in AA patients with less than 50% scalp hair loss, on regrowth of lost hair (as measured by change from baseline in Severity of Alopecia Tool (SALT) Score) at week 24 AQST-108 planned Phase 2 Alopecia areata clinical study¹ Phase 2b Continuation • Additional subjects • 12 additional weeks for Ph2a subjects • 24 weeks for additional subjects • SALT, trichoscopy and labs 1. Plan on commencing study after alignment with the FDA. A Phase 2, multi-center, double-blind, placebo-controlled, dose-ranging, adaptive study to evaluate the safety and efficacy of AQST-108 in mild to moderate Alopecia areata patients

Planned AQST-108 clinical and regulatory pathway¹ 40 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Open IND Pre-IND Meeting Phase 2A Phase 2B 1. End of phase 2 meeting with the FDA is planned for the fourth quarter of 2025 or the first quarter of 2026. Request Pre-IND Meeting

Key takeaways 41 • AQST-108 demonstrated no serious adverse events or topical adverse events • Lack of plasma concentration after application of AQST-108 may indicate conversion in the dermis at the targeted site of action • Plan to hold pre-IND meeting and advance AQST-108 into a Phase 2 clinical study for mild to moderate Alopecia areata

Dan Barber Alopecia areata Market Potential

Patient unmet needs in moderate to severe Alopecia areata¹ 43 1. Aquestive Therapeutics data on file. Existing JAK inhibitor therapies • are systemic and have known side effects • have a black box warning • only show significant improvement in approximately one out of three cases • have an unacceptable relapse rate • are expensive

Alopecia areata represents a potential opportunity¹ 44 Reasons to Believe • Patient unmet need is well- documented and understood • Planned development endpoints that are potentially achievable • Competitive landscape indicates pricing will continue to be reasonable (severe is high) • Commercial opportunity can fit within a growing Aquestive commercial infrastructure Initial Target Product Profile² Description • Topical gel form of AQST-108 Indication • Moderate and severe Alopecia areata patients Dosage and Administration • Apply once in the morning and once at night Safety • Potential for no black box warning • No systemic effect may limit side effects Value Proposition • May be an alternative to using JAK inhibitors • May improve treatment for the two-thirds of severe patients who see no improvement with JAK inhibitors • May improve treatment in conjunction with JAK inhibitors 1. Aquestive Therapeutics data on file. 2. Dependent on final clinical and regulatory outcomes.

Alopecia areata occurs in ~2% of the population 45 1. National Alopecia Areata Foundation, What you need to know about Alopecia areata, https://www.naaf.org/alopecia-areata, Accessed August 2024; 2. National Organization for Rare Disorders, Alopecia areata, https://rarediseases.org/rare-diseases/alopecia-areata/, Last Updated July 12, 2022; 3. Mirzoyev S., et al., Lifetime incidence risk of Alopecia areata estimated at 2. 1% by Rochester epidemiology project, 1990–2009, Journal of Investigative Dermatology, April 2014; 4. Lepe K., et al., Alopecia Areata, StatPearls, National Library of Medicine, Updated March 7, 2023; 5. Kolb L., et al., Atopic Dermatitis, StatPearls, National Library of Medicine, Updated August 8, 2022; 6. Benigno et al. A large cross-sectional survey study of the prevalence of AA in the US. 2020. Estimated 6.7M people in the U.S. have been affected by Alopecia areata1 Equally prevalent between male and females2 (average age of diagnosis is 31 years for males and 36 years for females)3 Evidence suggests there may be a genetic link for some patients4 ~39% of patients with Alopecia areata also have atopic dermatitis5 ~43% of Alopecia areata patients are considered severe6 Alopecia areata by the Numbers

Currently marketed products for severe AA are JAK inhibitors

Alopecia areata Treatment Landscape[1]

	Product/ Generic	Company	Mechanism of Action[2]	Route of Administration[2]	Dosing Frequency[5]	Approval Year (Indication)[3]	Monthly Treatment Cost (WAC)[4]
On-Label Branded Therapies	Olumiant (baricitinib) tablets	Lilly	JAK1/2 inhibitor	Oral	Once daily	2022	$2,740 (2mg) – $5,480 (4mg)
	Litfulo (ritlecitinib)	Pfizer	JAK3 inhibitor	Oral	Once daily	2023	$4,240 (50mg)
	LEQSELVI (deuruxolitinib) tablets 8mg	SUN PHARMA	JAK1/2 inhibitor	Oral	Twice daily	2024	*Not yet announced by Sun Pharma*
Corticosteroids	Triamcinolone acetonide	Generic Rx	Steroid	Topical / Intralesional	Twice daily / Every 4-6 weeks until regrowth or failure	N/A	$50†
	Betamethasone	Generic Rx	Topical	Topical / Intralesional	Twice daily / Every 4-6 weeks until regrowth or failure	N/A	$50††
	Desoximetasone	Generic Rx	Topical	Topical / Intralesional	Twice daily / Every 4-6 weeks until regrowth or failure	N/A	$20††
Non-Steroidals	DPCP*	Generic Rx	Calcineurin inhibitor	Topical	Once weekly	N/A	- §
	SADBE**	Generic Rx	IL-13 & IL-4 antagonist	Topical	Once weekly	N/A	- §
	Methotrexate	Generic Rx	JAK1 inhibitor	Oral	Once weekly	N/A	$10
	Minoxidil	Generic Rx	Anti-hypertensive	Oral / Topical	Twice daily	N/A	$30
	Dupixent	Sanofi	IL-13 & IL-4 antagonist	SQ Injection	Every 2-4 weeks	N/A	$3,800

1. Aquestive Therapeutics data on file.

46

Aquestive

JAK inhibitors pricing for severe AA remains high 47 1. Lilly, How much should I expect to pay for Olumiant?; https://pricinginfo.lilly.com/Olumiant, accessed August 2024; 2.Redbook, Accessed August 2024. List Price (WAC, 4mg tablets): $5,480/ month1,2 Indication(s): Adults with Severe Alopecia; Moderate-to-Severe RA* Black Box Warning on Label *Rheumatoid Arthritis; following inadequate response to anti-TNF therapy List Price (WAC, 50mg tablets): $4,240/ month2 Indication(s): Adults and Pediatric Patients >17 YoA with Severe Alopecia Black Box Warning on Label List Price (WAC, 50mg tablets): Not yet announced by Sun Pharma Indication(s): Adults with Severe Alopecia Black Box Warning on Label

Estimated $1 billion+ opportunity for JAK inhibitors¹ 48 • Olumiant label for AA granted in June 2022 • Litfulo label for AA granted in June 2023 • Combined prescriptions for Olumiant and Litfulo in 2nd quarter of 2024 totaled ~30K, representing a small fraction of the severe AA patient population • This still represents a small fraction of the patient prevalence for severe AA, for which awareness is building 6k 9k 13k 15k 18k 21k 23k 26k 29k 120% Annual Growth - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Pr es cr ip tio n Co un t Olumiant and Litfulo Prescriptions by Quarter Olumiant FDA label approval Litfulo FDA label approval 1. Aquestive Therapeutics data on file.

AQST-108 – potential annual peak net sales[1]

Low Case

$250M

- In combination with JAK inhibitors
- Used ~50% of time when a JAK TRx occurs
- Pricing ~50% lower than JAKs

Base Case

$500M

- Alternative to JAK inhibitors
- Comparable efficacy, no “black box” warning
- Pricing ~25% lower than JAKs
- Portion of JAK inhibitor share + market expansion

Upside Case

$750M+

- Alternative to JAK inhibitors
- Superior efficacy and safety
- Pricing ~25% lower than JAKs
- Portion of JAK share + market expansion

1. Aquestive Therapeutics data on file; potential revenues are Aquestive Therapeutics estimates based on current information; peak year sales are assumed ~5 years post launch.

49

Aquestive®

Late-stage pipeline assets of competitors include multiple JAK inhibitor products, creating a unique space for AQST-108, if approved by FDA

Alopecia areata competitive pipeline[1]


Phase 1
Phase 2
Phase 3
Filed
Rinvoq
JAK1
AbbVie
SHR0302 (China)
JAK1
Reistone Biopharma
ADX-914
IL-7 Receptor
Q32 Bio
EQ101
IL Pathway
Equillium
Rezpeg
IL2 Receptor
Nektar
CB-SC-SCE Therapy
Unknown MOA
Throne Biotechnologies
AB-102 (Unspecified ROA)
Unknown MOA
Jupiter Wellness
Daxdilimab
Immune System
Amgen
ZB-168
IL-7 Receptor
ZuraBio
JAK Inhibitors
Other Mechanism of Actions (MOAs)
Farudostat
DHODH**
ASLAN Pharmaceuticals
ARQ-255
JAK1
Arcutis Biotherapeutics
Amlitelimab
OX40
Sanofi
IMG-007
OX40
Inmagene Biopharmaceuticals
Molecule Type
Small Molecule
Monoclonal Antibody
Peptide
Cellular
Protein
Key Issues with JAK inhibitors:
Safety: Black box warnings on label
Addressable Population: Only severe patients
Dosing: Twice daily (may impact compliance)
Route of Administration
Oral
SQ
Topical
IV

1. Aquestive Therapeutics data on file.

50

Aquestive

Planned commercialization efforts would focus on a derm call point

Focused commercialization effort with a dermatology call point



Estimated 11,000 dermatologists in the US[1] represents a focused, specialty call point for AQST-108

Potential follow-on indications for AQST-108 (*e.g.*, vitiligo, atopic dermatitis, acne) are also dermatology call points – could create long term value for Aquestive

Dermatologist-Expressed Level of **Unmet Need** for **severe** Alopecia areata patients[1] and **Receptivity to AQST-108**

1 2 3 4 5 6 7

Extremely Low **Extremely High**

"Product X* [AQST-108]*, due to its superior safety profile, could likely be used for extended durations [compared to topical corticosteroids], given its lack of systemic absorption or local side effects. I think that's very beneficial."

- Dermatologist

"If Product X's efficacy is comparable to that of class I topical steroids, then it's going to be very desirable. And I could see this being first-line therapy."

- Dermatologist

1. Aquestive Therapeutics data on file.

51

Aquestive®

Final key takeaways • The Adrenaverse platform opens a new development pipeline for the Company • AQST-108 for Alopecia areata has the potential to be an important opportunity 52

Closing Remarks and Q&A

Thank You